

2015

3rd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Shareholders

Dear Shareholders,

The results as of the end of the third quarter of 2015 revealed the strength, the earnings power, and the direction of First Guaranty Bancshares, Inc. Total shareholders' equity as of September 30, 2015 was $148,325,000 compared to $136,408,000 as of September 30, 2014. Income available to common shareholders for the nine months ending September 30, 2015 totaled $10,841,000 compared to $8,130,000 as of the end of the same period in 2014. Earnings per share for the nine months ending September 30, 2015 totaled $1.72 compared to $1.29 for the same period of 2014. This represents an increase of 33.3% of year over year.

Total loans were $856,734,000 compared to $743,061,000 as of September 30, 2014, an increase of 15%. Noninterest expense for the nine month period ending September 30, 2015 totaled $23,383,000 compared to $23,369,000 for the same period of 2014, an infinitesimal difference. Interest expense totaled $6,551,000 compared to $6,978,000 for the nine month period ending September 30, 2014. 2015 has marked a period of very strong growth coupled with very tight control of expenses.

The strength and earnings power of First Guaranty Bancshares, Inc. was demonstrated by the fact that, during the third quarter we made a provision for loan loss of $1,868,000, $1,471,000 in excess of what was made in the same period for the third quarter of 2014. The increased provision was due to loan growth and due to charge-offs primarily related to three loans that were originated in 2006. Our allowance to loan loss was 1.15% as of September 30, 2015. We were able to compensate for this extra provision with gains on securities so that, for the quarter, we ended up with income available to common shareholders of $3,783,000 compared to $2,872,000 for the third quarter of 2014. We had an increase in net income available to common shareholders of $911,000 quarter over quarter, in spite of the extra provision. The balance sheet of First Guaranty Bancshares, Inc. continues to grow stronger.

Construction on our new branch in Ponchatoula moves forward according to schedule. The new branch should open in January of 2016. Our planned new branch in Bossier City is nearing the end of the design phase. Construction on it should commence in early 2016.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,

Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

Consolidated Statements of Condition
(in thousands, except share data)

	September 30, 2015 (unaudited)	September 30, 2014
Assets		
Cash and cash equivalents:		
Cash and due from banks	$17,367	$27,246
Federal funds sold	282	301
Cash and cash equivalents	17,649	27,547
Interest-earning time deposits with banks	1,747	10,747
Investment securities:		
Available for sale, at fair value	301,330	518,614
Held to maturity, at cost (estimated fair value of $216,586 and $139,460, respectively)	216,424	143,353
Investment securities	517,754	661,967
Federal Home Loan Bank stock, at cost	915	1,928
Loans, net of unearned income	856,734	743,061
Less: allowance for loan losses	9,813	8,627
Net loans	846,921	734,434
Premises and equipment, net	20,741	19,972
Goodwill	1,999	1,999
Intangible assets, net	1,478	1,818
Other real estate, net	2,338	1,985
Accrued interest receivable	6,477	6,752
Other assets	10,741	7,655
Total Assets	$1,428,760	$1,476,804
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	$208,505	$204,738
Interest-bearing demand	362,875	390,673
Savings	80,542	71,185
Time	620,217	653,797
Total deposits	1,272,139	1,320,393
Short-term borrowings	1,800	12,300
Accrued interest payable	1,951	2,144
Long-term borrowings	1,006	1,605
Other liabilities	3,539	3,954
Total Liabilities	1,280,435	1,340,396
Shareholders' Equity		
Preferred stock:		
Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 39,435 shares	39,435	39,435
Common stock:		
$1 par value - authorized 100,600,000 shares; issued 6,291,332 and 6,294,227 shares	6,291	6,294
Surplus	39,387	39,387
Treasury stock, at cost, 0 and 2,895 shares	-	(54)
Retained earnings	62,050	52,587
Accumulated other comprehensive income (loss)	1,162	(1,241)
Total Shareholders' Equity	148,325	136,408
Total Liabilities and Shareholders' Equity	$1,428,760	$1,476,804

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Periods Ended September 30, 2015	2014
	(unaudited)	
Interest Income:		
Loans (including fees)	$10,551	$9,735
Deposits with other banks	14	16
Securities (including FHLB stock)	3,312	3,410
Total Interest Income	13,877	13,161
Interest Expense:		
Demand deposits	348	321
Savings deposits	9	8
Time deposits	1,727	1,923
Borrowings	35	44
Total Interest Expense	2,119	2,296
Net Interest Income	11,758	10,865
Provision for loan losses	1,868	397
Net Interest Income after Provision for Loan Losses	9,890	10,468
Noninterest Income:		
Service charges, commissions and fees	717	725
ATM and debit card fees	441	425
Net gains on securities	2,233	91
Net gains (loss) on sale of loans	-	1
Other	320	365
Total Noninterest Income	3,711	1,607
Noninterest Expense:		
Salaries and employee benefits	3,841	3,952
Occupancy and equipment expense	951	993
Other	2,976	2,698
Total Noninterest Expense	7,768	7,643
Income Before Income Taxes	5,833	4,432
Less: Provision for income taxes	1,951	1,461
Net Income	$3,882	$2,971
Preferred stock dividends	(99)	(99)
Income Available to Common Shareholders	$3,783	$2,872
Per Common Share:		
Earnings	$0.60	$0.45
Cash dividends paid	$0.16	$0.16
Average Common Shares Outstanding	6,291,332	6,291,332
Return on Average Assets	1.06%	0.80%
Return on Average Common Equity	13.86%	11.71%

Consolidated Statements of Income
(in thousands, except share, per share data and percentages)

	For the Nine-Month Periods Ended September 30, 2015	2014
	(unaudited)	
Interest Income:		
Loans (including fees)	$31,680	$29,220
Deposits with other banks	56	97
Securities (including FHLB stock)	10,256	10,034
Total Interest Income	41,992	39,351
Interest Expense:		
Demand deposits	1,052	1,004
Savings deposits	26	24
Time deposits	5,369	5,848
Borrowings	104	102
Total Interest Expense	6,551	6,978
Net Interest Income	35,441	32,373
Provision for loan losses	2,878	1,054
Net Interest Income after Provision for Loan Losses	32,563	31,319
Noninterest Income:		
Service charges, commissions and fees	2,045	2,055
ATM and debit card fees	1,328	1,247
Net gains on securities	3,172	300
Net gains on sale of loans	4	(6)
Other	1,022	1,127
Total Noninterest Income	7,571	4,723
Noninterest Expense:		
Salaries and employee benefits	11,747	11,736
Occupancy and equipment expense	2,920	2,995
Other	8,716	8,638
Total Noninterest Expense	23,383	23,369
Income Before Income Taxes	16,751	12,673
Less: Provision for income taxes	5,614	4,247
Net Income	$11,137	$8,426
Preferred stock dividends	(296)	(296)
Income Available to Common Shareholders	$10,841	$8,130
Per Common Share:		
Earnings	$1.72	$1.29
Cash dividends paid	$0.48	$0.48
Book Value Per Common Share	$17.31	$15.41
Average Common Shares Outstanding	6,291,332	6,291,332
Return on Average Assets	0.99 %	0.77 %
Return on Average Common Equity	13.58 %	11.64 %

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Michael R. Cross
Chief Lending Officer

Glenn A. Duhon, Sr.
Regional Manager
Abbeville

Michael F. Lofaso
Regional Manager
Ponchatoula

J. Richard Stark
Operations

Christy L. Wells
Regional Manager
Hammond

Vice Presidents

Edward P. Bertoniere
Thomas F. Brothers
Cheryl Q. Brumfield
Kimberly D. Camaille
Christopher O. Coker
Robert E. Doucette, CIO
Colleen Ebarb
Ronald W. Edmonds
Denise D. Fletcher
Ronald R. Foshee
Adam J. Johnston
Mikki M. Kelley
Bernadette Z. Kemp
Brenda Marks
Ronald C. Pittman
Scott B. Schilling
Desiree Simmons
Evan M. Singer, BSA Officer
Randy Vicknair

Controller

Eric Fuller

Assistant Vice Presidents

James M. Baxter
Lance S. Davis
Teri L. Duncan
Harrison P. Gill
Joyce N. Glass
Ludrick P. Hidalgo
Shirley P. Jones
Michael D. Knighten
Christopher W. McGhee
Robert M. Mizell
Michael A. Mosbey
D. Lynn Talley
Kristina E. Terry

Officers

Rebecca G. Brown
Lauryn Coburn
Vanessa R. Drew
Jeannette N. Ernst
V. Diane Patterson
Kristin M. Williams
Craig Scelfo

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
Banking Center
Greensburg Banking Center
Hammond Banking Centers:
First Guaranty Square
Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center:
Kentwood
Kentwood West
Montpelier Banking Center
Ponchatoula Banking Centers:
Ponchatoula
Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
189 Burt Boulevard
Dubach
117 East Hico Street
Haynesville
10065 Highway 79
Homer
401 North 2nd Street
(Homer Memorial Hospital)
Oil City
126 South Highway 1
Vivian
102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
799 West Summers Drive
Amite
100 East Oak Street
1014 West Oak Street
Denham Springs
2231 South Range Avenue
Hammond
1201 West University Avenue
2111West Thomas Street
400 East Thomas Street
4 Medical Center Drive
(North Oaks Medical Center)
1900 S. Morrison Boulevard
(North Oaks Rehabilitation Center)
Greensburg
6151 Highway 10
Independence
455 West Railroad Ave.
Jennings
500 North Cary
Kentwood
723 Avenue G
Livingston
17199 Spring Ranch Road
(Livingston Parish Medical Ctr.)
Loranger
19518 Hwy 40
Montpelier
35651 Highway 16
Ponchatoula
105 Berryland
195 North 6th Street
Robert
22628 Highway 190
Walker
29815 Walker Rd. S
Watson
33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984